SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2015

ECO SCIENCE SOLUTIONS, INC.
(Exact name of Company as specified in its charter)

Nevada	333-166487	46-4199032
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
271 Hiolani Street Pukalani, Hawaii 96768 (Address of principal executive offices) 3250 NE 1st Avenue, Suite 305 Miami, Florida 33137 (Former address of principal executive offices)
(305) 460-2259 (Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 1, 2016, the Company entered into a technology licensing and marketing support agreement with Separation Degrees – One, Inc. (“SDOI”) that will result in the development, licensing and management of on-going technology solutions and marketing campaigns for ESSI’s initiatives.  Additionally, the Company entered into an Asset Purchase Agreement with SDOI wherein the Company acquired a proprietary messaging and customer relationship management software platform from SDOI.

On January 11, 2016, the Company’s Board of Directors (the “Board”) authorized the creation of 1,000 shares of Series A Voting Preferred Stock.  The holder of the shares of the Series A Voting Preferred Stock has the right to vote those shares of the Series A Voting Preferred Stock regarding any matter or action that is required to be submitted to the shareholders of the Company for approval.  The vote of each share of the Series A Voting Preferred Stock is equal to and counted as 10 times the votes of all of the shares of the Company’s (i) common stock, and (ii) other voting preferred stock issued and outstanding on the date of each and every vote or consent of the shareholders of the Company regarding each and every matter submitted to the shareholders of the Company for approval.   The Series A Voting Preferred Stock will not be convertible into Common Stock.

The Company will issue to SDOI 1,000 Series A Preferred Shares to SDOI in consideration for the Licensing Agreement along S-8 shares to cover monthly service charges. At a later mutually agreeable date, the Company will be issuing common stock with registration rights in consideration for the Asset Purchase Agreement.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINIATIVE AGREEMENT

The information as set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

On January 11, 2016, the Company cancelled the agreement with Kensington Marketing, cancelled 1,500,000 shares of Common Stock issued to Kensington Marketing, and returned the “Stay Hydrated” application the Company acquired in exchange for the 1,500,000 shares.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information as set forth and incorporated by reference in Items 1.01 and 1.02 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02.

Securities Issued

On January 12, 2016, the Company filed an Amendment to the Articles of Incorporation designating 1,000 of its authorized 50,000,000 Preferred Shares as Series A Voting Preferred Shares.

On or before January 18, 2016, the Company will issue 1,000 shares of Series A Voting Preferred Shares to SDOI in exchange for the Licensing Agreement.

The 1,000 shares of the Series A Voting Preferred Stock will be issued in reliance upon that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), specified by the provisions of Section 4(2) of the Act regarding transactions by an issuer not involving a public offering of securities.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The information as set forth and incorporated by reference in Items 1.01, 1.02 and 3.02 of this Current Report on Form 8-K are incorporated by reference into this Item 5.02.

On January 11, 2016, Mr. Domenic Marciano tendered his resignation as Chairman of the Board of Directors of the Company.  Mr. Jeffery Taylor and Mr. Don Taylor were both appointed to serve as Directors on the Board of Directors of the Company.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION

The information as set forth and incorporated by reference in Items 1.01, 1.02, 3.02 and 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 5.03.

On January 12, 2016, the Company filed an Amendment to the Articles of Incorporation designating 1,000 of its authorized 50,000,000 Preferred Shares as Series A Voting Preferred Shares.

ITEM 8.01. OTHER EVENTS

The information as set forth and incorporated by reference in Items 1.01, 1.02, 3.02, 5.02, and 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 8.01.

Reverse Split

On December 7, 2015, the Board of Directors of Eco Science Solutions, Inc., a Nevada corporation (the “Company”), approved the authorization of a 1 for 50 reverse stock split of the Company’s outstanding shares of common stock.

On January 8, 2016, the Board of Directors of Eco Science Solutions, Inc. authorized the withdrawal of the Reverse Split application with FINRA.  The Company deemed it in the best interest of the Shareholders and the Company to refrain from seeking a reverse split of its common shares and currently has 26,926,349 shares of Common Stock issued and outstanding and no issued and outstanding shares of Preferred Stock.

New Direction for the Company

With the departure and appointment of officers and directors of the Company, the direction of business the Company is focusing on has changed.  The Company is focused on eco friendly products, development and businesses.  The Company will focus first on e-commerce for the cannabis industry and will launch an e-commerce marketplace platform via a downloadable application where consumers can search for local dispensaries, delivery services, doctors and related cannabis products.

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO SCIENCE SOLUTIONS, INC.

Date: January 12, 2016
By: Jeffery Taylor
Jeffery Taylor, Chief Executive Officer